                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 16, 2002


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
           ----------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

               333-77499                              43-1843179
              333-77499-01                            43-1843177
        ------------------------        ----------------------------------------
        (Commission File Number)        (Federal Employer Identification Number)

        12405 Powerscourt Drive
          St. Louis, Missouri                            63131
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)


                                 (314) 965-0555
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On August 16, 2002, Charter Communications, Inc. announced that it had received a grand jury subpoena from the United States District Attorney's Office for the Eastern District of Missouri requesting documents relating to the Company's current and disconnected customers, and its policies and procedures relating to the capitalization or expense of various costs and related matters.

         A copy of the press release announcing the subpoena is being filed as
Exhibit 99.1 with this report.
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ITEM 7. EXHIBITS

Press release dated August 16, 2002.*

* filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHARTER COMMUNICATIONS HOLDINGS, LLC,
                                        a Registrant

                                        By: /s/ KENT D. KALKWARF
                                        ---------------------------------------
                                        Name:  Kent D. Kalkwarf
                                        Title: Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer)


Dated: August 16, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION, a Registrant

                            By: /s/ KENT D. KALKWARF
                            ---------------------------------------
                            Name:  Kent D. Kalkwarf
                            Title: Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)


Dated: August 16, 2002

                                  EXHIBIT INDEX



Exhibit
Number         Description
-------        -----------
99.1           Press release dated August 16, 2002.